SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
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(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3330 Cumberland Boulevard
Suite 700
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective on June 28, 2013, Alan Catherall notified Numerex Corp (the “Company”) of his resignation as an executive officer.  The Company expects to negotiate a transition agreement with Mr. Catherall.  The terms of any such agreement have not been finalized but are expected to be contingent on Mr. Catherall’s agreeing to provide transition services, executing a written release of claims and agreeing to post-employment covenants concerning, among other things, non-solicitation and non-competition, non-disparagement, and maintenance of the confidentiality of the Company’s proprietary information.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            NUMEREX CORP.

Date:  July 3, 2013                                                                           /s/ Richard Flynt
                                                                                            Richard Flynt